SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
36. Subsequent Events
36.a. Approval by the Extraordinary General Meeting - Acquisition of Control of FiBrasil (note 1.c.3)
On January 9, 2026, the Company's Extraordinary General Meeting (“EGM”), among other matters, approved (i) the ratification of the acquisition by the Company of 24.99% of the shares and 1 subscription warrant issued by Fibrasil, previously held by CDPQ, as well as 25.01% of the shares and 1 subscription warrant issued by Fibrasil, previously held by Fibre Brasil; and (ii) the amendment of Article 2 of the Company's Bylaws, which deals with the corporate purpose, to include additional activities aimed at updating and complementing the Company's scope of activities in light of its positioning and business opportunities related to its strategy.
Due to the approval of the matters mentioned above, shareholders holding shares issued by the Company who dissent from said resolutions will have the right to withdraw from the Company by receiving reimbursement for the value of their shares, under the terms and conditions described below (“Right of Withdrawal”), without prejudice to the possibility of reconsideration provided for in § 3 of article 137 of the Brazilian Corporations Law.
The Extraordinary General Meeting was held in compliance with §1 of article 256 of the Brazilian Corporations Law for the purpose of ratifying the acquisition of control of Fibrasil, which was completed and has legal effects since the closing date, November 12, 2025.